UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2012

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Director of Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press Release

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2012, Calamos Asset Management, Inc. (“Corporation”) issued a press release reporting results for the third quarter of 2012.  The press release issued by the Corporation is attached as Exhibit 99.1.

 Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)  On and effective November 1, 2012, the Board of Directors of the Corporation appointed Gary D. Black as a Director.  Mr. Black’s appointment was pursuant to the terms of an Employment Agreement dated August 31, 2012 which was entered into between Calamos Advisors LLC, an indirect subsidiary of the Corporation, and Mr. Black.  The parties agreed that Mr. Black would be appointed to the Board of Directors as soon as practicable after the start of his employment.  The arrangement between the parties is more fully described in the Employment Agreement which is attached as Exhibit 10.1.  The Corporation issued a press release on November 6, 2012 reporting Mr. Black’s appointment and the press release is attached as Exhibit 99.2.

The Employment Agreement was entered into pursuant to the terms of a Membership Interest Purchase Agreement dated August 31, 2012 between Calamos Investments LLC, a direct subsidiary of the Corporation, and Mr. Black.  Calamos Investments LLC acquired all of the issued and outstanding membership interests of Black Capital LLC on August 31, 2012 under the Membership Interest Purchase Agreement.  Black Capital LLC was a long\short equity investment firm located in New York City and the purchase price of the membership interests was $6.8 million; which amount also represented Mr. Black’s interest in the transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Employment Agreement between Calamos Advisors LLC and Gary D. Black.
99.1 Press release issued by the Corporation on November 6, 2012 regarding third quarter 2012 results.
99.2 Press release issued by the Corporation on November 6, 2012 regarding Gary D. Black.

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 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: November 6, 2012	By:	/s/ J. Christopher Jackson

J. Christopher Jackson
Senior Vice President, General Counsel and Secretary

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 Exhibit Index

Exhibit Number	Description
10.1	Employment Agreement between Calamos Advisors LLC and Gary D. Black.
99.1	November 6, 2012 press release issued by the Corporation reporting results for the third quarter of 2012.
99.2	November 6, 2012 press release issued by the Corporation reporting appointment of Gary D. Black as a Director.